Exhibit 10.1
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
AMENDMENT NO. 1 TO
MASTER SERVICES AGREEMENT
     This Amendment No. 1 (this “Amendment”) to the Master Services Agreement dated August 1, 2009 (the “Agreement”) is hereby entered into as of August 9, 2010 by and between Symetra Life Insurance Company, a Washington corporation (including its successors and permitted assigns, “Symetra”), and Affiliated Computer Services, Inc., a Delaware corporation (including its successors and permitted assigns, “ACS”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.
     NOW THEREFORE, in consideration of the representations, warranties, promises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree to the foregoing and as follows:
     1. Amendment to Schedule 5. The following Section 3.4 is added to Schedule 5 of the Agreement:
3.4 Digital Certificate Management. For each Critical Certificate that expires prior to a proactive renewal by ACS, such that the expiry impacted Symetra external users during the in-scope business hours identified herein, Symetra will assess a [***] Corrective Assessment per failed Critical Certificate. Only those certificates identified as Critical Certificates will be subject to this Critical Milestone. The Critical Milestone will only be assessed if a Critical Certificate renewal failure is between [***] Pacific Standard Time, Monday — Friday.
“Critical Certificate” is defined as a digital certificate that supports access to Symetra web properties and web enabled applications from any external user via the Internet and is marked as “critical” on the certificate inventory list.
The calculation of the overall Corrective Assessment will be performed annually, at the conclusion of each Contract Year. For the avoidance of doubt, for the year 2010 the review will cover April 2010 to August 1, 2010, then annually thereafter.

Critical Milestone	Due Date	Corrective Assessment
For each Critical Certificate that expires prior to a proactive renewal by ACS, such that the expiry impacted Symetra external users during the in-scope business hours identified herein.	August 1 for each Contract Year.	[***] per failed Critical Certificate.

     2. Amendment to Schedule 2A, Table 24. The following “Role and Responsibility” is added to Schedule 2A, Table 24:

	ACS	Symetra
Procure, maintain, manage, and perform SSL/Digital Certificate inventory, expiration management and installation as needed to provide continuous access to application(s).	X
     3. Amendment to Schedule 2B, Table 8 System Availability SLAs. The first paragraph in Table 8 System Availability SLAs of Schedule 2B is deleted in its entirety and replaced with the following:
System availability is defined as the availability of in-scope infrastructure components required to conduct the normal business operations of Symetra application systems; including mainframes and local and remote servers (e.g., CPU, memory, and internal storage), external storage, system software, digital certificates (this includes procurement, installation and expiration management of certificates) and network connection.
     4. Amendment to Attachment P, Definitions. The following definition is added to Attachment P, Definitions:
     “Critical Certificate” is defined in Section 3.4 of Schedule 5 of the Agreement.
     5. Deletion and Replacement of Attachment L Software Schedule. Attachment L is deleted in its entirety and replaced with the Attachment L attached herewith.
     5. Remainder of Agreement Unaffected. The Agreement remains in full force and effect, except as specifically amended by this Amendment.
     6. General. This Amendment shall be construed and governed in accordance with the laws of the State of Washington, without regard to conflict of laws principles. This Amendment and the Agreement embody the entire agreement between the parties hereto with respect to the transactions contemplated herein and therein. This Amendment shall otherwise be subject to the terms of the Agreement. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxed form or emailed portable document format (PDF) form), and the Parties hereby adopt as original any signatures received via electronically transmitted form.
[Signature Page Follows]

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date and year first above written.

SYMETRA LIFE INSURANCE COMPANY
By:
Title:
Date:

AFFILIATED COMPUTER SERVICES, INC.
By:
Title:
Date:

ATTACHMENT L
SOFTWARE SCHEDULE
As described in and subject to the terms in the MSA including but not limited to Sections 2.5.1, 3.1 and 4.3.1 of the Agreement, the following table categorizes all Software used to provide Services.

Supplier Name	Product Name	Category
Allen Systems Group	ASG-TMON for CICS/ESA	1
Allen Systems Group	ASG-TMON for DB2 ( CA insite for DB2 )	1
Allen Systems Group	ASG-TMON for z/os	1
Allen Systems Group	JCLPREP	1
Altiris	WISE	1
AVAYA	CMS Release 12	1
AVAYA	CMS Supervisor (was Lucent CentreVu Supervisor	1
AVAYA	IP Agent	1
AVAYA	IP Office	1
AVAYA	IP Softphone	1
AVAYA	Modular Messaging (Voicemail)	1
AVAYA	Telephony Server (includes S8700 hardware)	1
AVAYA	Voice Mail Pro	1
Biscom Inc.	FAXCOM Server	1
BMC	Catalog Manager for DB2 ( CA R/C Compare )	1
BMC	Change Manager for DB2 ( CA R/C Migrator )	1
BMC	CM/Pilot for DB2	1
BMC	Control-D	1
BMC	CONTROL-D WebAccess Server	1
BMC	DASD Manager for DB2 ( CA Data Analyser )	1
BMC	DASD MANAGER PLUS for DB2 ( CA Data Analyzer )	1
BMC	DATABASE INTEGRITY PLUS (IMS)	1
BMC	FAST REORG FACIILITY for IMS ( MAX Reorg / online for IMS )	1
BMC	POINT CHECKER PLUS for IMS	1
BMC	Remedy (AKA AR System)	1
BMC	Remedy Base Framework	1
BMC	ULTRAOPT/IMS	1
CA	ACF2	1
CA	ACF2/DB2	1
CA	Argis — Application uses SQL 2000 Database	1
CA	CA-1 [Tape Management]	1
CA	Detector(DB2)	1

Supplier Name	Product Name	Category
CA	Endevor/MVS	1
CA	ESP Agent for Windows	1
CA	MII	1
CA	Netspy	1
CA	Unicenter CA-OPS/MVS Event Management and Automation for JES2	1
CA	View [Sysout Archive Retrieval]	1
CA	Vision DYL interface for DB2	1
CA	Vision: Interface for DB2	1
CA	Vision: Report	1
CA	Vision: Results [DYL280, DYL260]	1
Candle CL (IBM)	Supersession (VTAMPLUS)	1
Cisco	Cisco CSS	1
Cisco	Cisco PIX Firewall	1
Cisco	Cisco VPN (replaces Contivity)	1
Citrix	50 user pack Citrix Metaframe xPE Presentation (350 users)	1
Citrix	Citrix ICA Client	1
Citrix	Citrix MF Xpe 1.0-10 User Conn. Pack w/Sub Adv	1
Citrix	Citrix MF XPe 1.0-20 User Conn. Pack w/Sub Adv	1
Citrix	Citrix MF XPe 1.0-Starter Sys. w/20 User w/Sub Adv	1
Citrix	MetaFrame Access Suite Console	1
Citrix	MetaFrame Presentation Server Client	1
Citrix	MetaFrame Presentation Server Web Client for Win32	1
Citrix Systems, Inc.	Citrix MetaFrame	1
Computware	XPEDITER/IMS	1
Compuware	File-Aid for MVS	1
Compuware	File-Aid for IMS IMS	1
Compuware	XPEDITER/CICS	1
Compuware	XPEDITER/TSO	1
DTS	The Space Recovery System ( SRS )	1
EMC	DISKXTENDER 2000 FOR CENTERA	1
EMC	EMAILXAMINER SERVER	1
EMC	EMAILXAMINER USER MAILBOX QTY 1 MAILBX	1
EMC	EMAILXTENDER SRVR	1
EMC	EMAILXTENDER TIER 2 QTY 26- 5000 USER MAILBOXES	1
EMC	Legato Gold Care Premier support agreement	1
EMC	Legato Networker Client Connection	1
EMC	Legato NetWorker Module for MS Exchange Server Tier 2	1

Supplier Name	Product Name	Category
EMC	Legato NetWorker Module for SQL Tier 2	1
EMC	Legato NetWorker Power Ed Dedicated Storage Node	1
EMC	Legato NetWorker Power Edition Storage Node for Windows	1
EMC	Legato NetWorker Server Network Edition for Windows	1
EMC	Legato Silo Software Module 1-256 slot	1
EMC	Networker	1
F5	BigIP	1
FileNet	P8 (FileNet)	1
IBM	ACF/NCP V7	1
IBM	AFP2PDF	1
IBM	ASM High Level Assembler/MVS	1
IBM	BATCH TERMINAL SIMULATOR	1
IBM	Candle Command Center	1
IBM	CICS Application Security (subroutine DSS15600)	1
IBM	CICS Library Management System (CLM)	1
IBM	CICS/TS	1
IBM	CMF	1
IBM	COBOL Called/Copied Cross Reference (ISPF A.P)	1
IBM	COBOL Enterprise for z/OS (370/390)	1
IBM	COBOL II	1
IBM	COBOL Level 2 Report Writer for OS/390	1
IBM	COBOL OS/VS	1
IBM	COMPAREX (ISPF D.CX)	1
IBM	CPK (related to FDR/ABR)	1
IBM	DB2	1
IBM	DB2 Application Development Client	1
IBM	DB2 Connect Enterprise Edition	1
IBM	DB2 Connect Personal Edition	1
IBM	DB2 DATABASE ADMIN	1
IBM	DB2 DATABASE SYSTEM ADMINISTRATION	1
IBM	DB2 Enterprise Server Edition	1
IBM	DB2 Relational Tools	1
IBM	DfHSM	1
IBM	Enterprise COBOL for z/OS	1
IBM	EPILOG/IMS	1
IBM	GDDM [included in z/OS]	1
IBM	High Level Assembler/MVS	1
IBM	IBM HTTP Server	1
IBM	IBM WebSphere Application Server Network Deployment	1

Supplier Name	Product Name	Category
IBM	IBM WebSphere MQ (client)	1
IBM	IBM WebSphere MQ Integrator (Client)	1
IBM	IMS & DB2 Utility Tools S&S	1
IBM	IMS/ESA	1
IBM	IMS/ESA BTS	1
IBM	IMS/ESA MRQ	1
IBM	IND$FILE	1
IBM	ISPF (IPF)	1
IBM	ISPF/PDF [included in z/OS]	1
IBM	JES2 [included in z/OS]	1
IBM	MVS TCP/IP	1
IBM	Netcool	1
IBM	NJE (Network Job Entry)	1
IBM	NTUNEMON	1
IBM	PSF/OS390	1
IBM	QMF	1
IBM	SAMS Compress for IMS	1
IBM	SDF II/MVS	1
IBM	Softaudit	1
IBM	TCP/IP (HIP6140)	1
IBM	TME 10 NETVIEW OS/390	1
IBM	TSO/E [included in z/OS]	1
IBM	Version Merger	1
IBM	VS FORTRAN	1
IBM	VTAM (HVT6140)	1
IBM	WebSphere Application Server	1
IBM	WebSphere Application Server	1
IBM	Websphere BIMB MQ with Rules & Formatting Extensions	1
IBM	WebSphere Business Integration Message Broker	1
IBM	Websphere Business Intergration Message Broker with Rules and formatting Extentions	1
IBM	WebSphere MQ	1
IBM	Websphere Transformation Extender (TX)	1
IBM	z/OS	1
Innovation	ABR/FDR [Application Backup function of FDR (or equivalent product) needed to support Archive/Restore of Control-D reports]	1
Innovation Data	DSF (Part of FDR product)	1
Innovation Data	FDR (DASD DUMP RESTORE SYSTEM)	1
Legato	Legato EmailXtender Archive Edition	1

Supplier Name	Product Name	Category
Legato	Legato EmailXtender Server	1
Legato	Legato NetWorker Ed Dedicated Storage Node	1
McAfee	Active VirusScan for Desktop	1
McAfee	GroupShield for Exchange	1
McAfee	Host Intrusion Prevention for Server	1
McAfee	McAfee ePolicy Orchestrator	1
Merrill	MXG	1
Microsoft	IIS (Included with MS OS)	1
NICE	NICE Record	1
Novell	Novell Identity Manager	1
Pitney Bowes	Code 1 Plus	1
Pitney Bowes	DOC1 Archive	1
Pitney Bowes	Doc1 iProof	1
Pitney Bowes	Streamweaver	1
RedSky	E911	1
SAS	SAS Base	1
SAS	SAS/IT	1
Sterling	Connect:Direct OS/390 with 2 concurrent sessions (SNA and TCP/IP Protocols)	1
StorageTek	EXLM	1
Veramark	ECAS	1
VMWare	VMWare	1
Chicago-Soft	MVS/QuickRef	2
Cybermation	ESP Workload Manager	2
InfoExpress	CyberArmor	2
InfoExpress	CyberGatekeeper Server	2
Infogix Inc	ACR/Workbench for ACR/Detail	2
Infogix Inc	ACR/Workbench for ACR/Summary	2
INFOTEL	INFOPAK/IMS	2
LRS Software	LRS server (VSV)	2
LRS Software	VMCF for TSO	2
LRS Software	VPS	2
LRS Software	VPS / TCPIP	2
Macro 4	Dumpmaster MVS	2
Macro 4	Insync MVS	2
McAfee	eBusiness Server (Encryption Software)	2
McAfee	McAfee Active Virus Defense Perpetual	2
Microsoft	Antigen (Antivirus for Microsoft Exchange)	2
Microsoft	Exchange 2003 Enterprise	2
Microsoft	Exchange 2003 Standard	2
Microsoft	Internet Security and Acceleration (ISA)	2

Supplier Name	Product Name	Category
Microsoft	Microsoft Operations Manager	2
Microsoft	Microsoft Operations Manager (MOM) Reporting	2
Microsoft	Office Communications Server 2007	2
Microsoft	Sharepoint Server	2
Microsoft	SharePoint Server 2007	2
Microsoft	SMS 2003 Client Access Licenses	2
Microsoft	SMS 2003 Enterprise Server	2
Microsoft	SMS Enterprise Server Disk Kit	2
Microsoft	SQL Server 2005 Reporting Services	2
Microsoft	SQL Server Database Enterprise Edition	2
Microsoft	SQL Server Database Standard	2
Microsoft	Systems Management server ENT	2
Microsoft	Terminal server (Included with Citrix)	2
Microsoft	Windows 2003 Enterprise Edition	2
Microsoft	Windows 2003 Standard Edition	2
Microsoft	Windows Server 2000 Enterprise Edition	2
Microsoft	Windows Server 2003 Active Directory Application Mode (ADAM)	2
Microsoft	Windows SharePoint Services 2.0	2
Microsoft	Windows SharePoint Services 3.0	2
M-Tech	P-Sync	2
Net IQ	NetIQ Mail Mashal	2
Net IQ	Webtrends	2
NetIQ	NetIQ Mail Marshal Spam Filter	2
Oracle	Core ID	2
PGP	Encryption Software	2
Quailstone Software	USCCopy [aka COPYMACS]	2
Research In Motion	Blackberry Enterprise Server	2
RIM	RIM T-Support for Blackberry	2
RSA	SecureID	2
SAS	BASE	2
Secure Computing	SmartFilter (Replacement for WebSense)	2
Syncsort	SYNCSORT for z/OS	2
Tone Software	DYNA-STEP	2
Tone Software	Flasher (OS/390 Spool Display)	2
Tumbleweed	Tumbleweed SecureTransport	2
A.M. Best Company, Inc.	BestSRQ Services Workstation	4
ACL Services Ltd.	ACL	4
Acro Software	CutePDF Writer	4
activePDF, Inc.	activePDF Toolkit	4
Adobe	Acrobat	4
Adobe	ColdFusion	4

Supplier Name	Product Name	Category
Adobe	Framemaker	4
Adobe	Illustrator	4
Adobe	InDesign	4
Adobe	Macromedia Dreamweaver	4
Adobe	Macromedia Fireworks	4
Adobe	Macromedia Flash	4
Adobe	Pagemaker	4
Adobe	Photoshop	4
Adobe	Photoshop Elements	4
Altova	XMLSpy	4
Amdoc Software Systems Limited	Clarify ClearConfigurator	4
AmDocs	ClarifyCRM	4
APL2000, Inc.	APL+Win	4
Attachmate	Extra!	4
Autodesk, Inc.	AutoCAD LT	4
Autodesk, Inc.	Autodesk DWF Viewer	4
AutomatedQA Corporation	AutomatedQA TestComplete	4
Bloomberg, L.P.	Bloomberg L.P. Smart Client	4
Blue Sky Software	RoboHelp Office 2000	4
Broker Dealer Solutions	Back Office Network User System (Bonus)	4
Btrieve Technologies Inc.	Btrieve for Windows	4
CheckFree	APECS	4
Checkfree	CAPS — Corporate Automated Payment System	4
CheckFree Corporation	RECON-Plus (Application — Retained)	4
CMS	Bond Edge	4
Cognos Inc.	ReportNet	4
Cognos, Inc.	Cognos	4
Computer Sciences Corp (CSC)	CK4/CyberLife	4
Computer Sciences Corp (CSC)	DSS	4
Computer Sciences Corp (CSC)	JETS	4
Computer Sciences Corp (CSC)	Plan Advisor	4
Computer Sciences Corp (CSC)	Vantage-One	4
Concur Technologies, Inc.	Concur Expense Reimbursement	4
Convergyc	Edify	4
Convergyc	Edify — Telephony (Application — Retained)	4
Convergyc	Edify — Web (Application — Retained)	4
Convergyc	Edify-Data Integration (Application — Retained))	4
Crystal Decisions, Inc.	Crystal Reports (Application — Retained)	4
CSC SoftwareConsult GmbH & Co	VP/MS Workbench	4
Datawatch Corporation	Monarch	4
DST Systems	FAN Mail (Financial Advisor Network) ( To be supplied by Symetra	4

Supplier Name	Product Name	Category
DST Systems	TA2000	4
DST Systems	TRAC2000	4
DST Systems Inc.	AWD ViewStation	4
DST Systems, Inc.	ROSTER — DST GUI	4
Duxbury Systems	Duxbury Braille Translator	4
DYMO Corporation	DYMO Label Software	4
DynaComp Software	DynaComp	4
Economic Analysis Group, Ltd.	CaseTrack	4
e-Copy Inc	eCopy Desktop	4
Entrust Technologies Limited	Entrust Entelligence (5c) — JPMorgan Chase	4
Ernst & Young	EY/Options	4
Fiserv Insurance Solutions	Fiserv Lifeline Direct	4
FiServ Insurance Solutions	Freedom 2000	4
Franklin Covey Co.	Franklin Covey Co. Franklin Planner	4
Freedom Scientific	JAWS	4
Gadwin Systems	Gadwin PrintScreen	4
Global360	Insight360	4
Global360	Process360	4
HP	Quality Center	4
HP	Quick Test Pro	4
HP	TestDirector	4
Hyperion	Analyzer (Application — Retained)	4
Hyperion	Essbase (Application — Retained)	4
Hyperion	Hyperion Analytic Services Server	4
Hyperion	Hyperion System 9 BI+ Analytic Integration Service	4
Hyperion	Hyperion System 9 BI+ Client	4
Hyperion	Hyperion System 9 Planning	4
Hyperion	Hyperion System 9 Smart View for Office	4
Hyperion	Hyperion System 9+	4
IA Corp???	CheckVision Inquiry	4
IBM-Cognos	Impromptu	4
Infogix Inc	ACR/Detail® for Windows	4
Infogix Inc	ACR/Summary® for Windows	4
InsMark Inc.	InsMark Illustration System	4
Insurance Technologies	Foresight Illustration Software	4
Intuit	Quicken	4
IPSwitch	WS_FTP Pro	4
JP Morgan Chase	JP Morgan Chase CD Search	4
Lab1, Inc.	Lab1 Net	4
Lawson	Lawson Add-ins for Microsoft® Office	4

Supplier Name	Product Name	Category
Lawson	Lawson General Ledger	4
Lawson	Lawson Interface Desktop Client	4
Lawson	Lawson ProcessFlow Designer	4
LexisNexis	LexisNexis Download and Print for IE	4
Matthew Bender & Company, Inc.,	HotDocs	4
McAfee	Safeboot Security System	4
McAfee	Actove VirusScan for Desktop	4
McAfee	AntiSpyware for Desktop	4
McAfee	EndPoint Encryption for Desktop	4
Medical Information Bureau	Knowledge Now	4
Medical Information Bureau	MIB-Link/Plus ( To be supplied by Symetra )	4
Mercury Interactive	Winrunner ( To be supplied by Symetra )	4
Microsoft	Access (Application — Retained)	4
Microsoft	CDONTS — Collaboration Data Objects for Windows NT Server	4
Microsoft	Collaborative Data Objects (CDO)	4
Microsoft	COM+	4
Microsoft	FoxPro 2.6 Runtime	4
Microsoft	Identity Integration Server (MIIS)	4
Microsoft	Internet Explorer	4
Microsoft	Microsoft Access	4
Microsoft	Microsoft Data Access Components (MDAC)	4
Microsoft	Microsoft Developer Network (MSDN) Library	4
Microsoft	Microsoft Enterprise Learning Library	4
Microsoft	Microsoft Excel	4
Microsoft	Microsoft Expression Web	4
Microsoft	Microsoft Java Virtual Machine	4
Microsoft	Microsoft Office Business Scorecard Builder	4
Microsoft	Microsoft Office Business Scorecard Manager	4
Microsoft	Microsoft Office FrontPage	4
Microsoft	Microsoft Office Groove	4
Microsoft	Microsoft Office InfoPath	4
Microsoft	Microsoft Office Live Meeting	4
Microsoft	Microsoft Office OneNote	4
Microsoft	Microsoft Office Publisher	4
Microsoft	Microsoft Office SharePoint Designer	4
Microsoft	Microsoft Outlook	4
Microsoft	Microsoft PowerPoint	4
Microsoft	Microsoft PowerPoint Viewer	4
Microsoft	Microsoft Project	4
Microsoft	Microsoft SQL Server Express Edition	4
Microsoft	Microsoft SQL Server Desktop Engine	4

Supplier Name	Product Name	Category
Microsoft	Microsoft Streets & Trips	4
Microsoft	Microsoft Virtual PC	4
Microsoft	Microsoft Virtual Server	4
Microsoft	Microsoft Visio	4
Microsoft	Microsoft Visio Viewer	4
Microsoft	Microsoft Visual Basic	4
Microsoft	Microsoft Visual FoxPro	4
Microsoft	Microsoft Visual SourceSafe	4
Microsoft	Microsoft Visual Studio .NET	4
Microsoft	Microsoft Word	4
Microsoft	MIIS	4
Microsoft	MSDN Subscription (Application Tool — Retained)	4
Microsoft	NetMeeting	4
Microsoft	NT Scheduler (AT)	4
Microsoft	NTP	4
Microsoft	QuickBASIC	4
Microsoft	RoboCopy for Web Applications	4
Microsoft	SOAP Toolkit	4
Microsoft	UrlScan Security Tool	4
Microsoft	XML Notepad	4
Microsoft	MapPoint 2004	4
Milliman USA	ALFA	4
Morningstar	Morningstar Direct	4
Mozilla	Firefox	4
NcFTP Software	NcFTP	4
NCH Software	Express Burn	4
NCH Software	NCH Toolbox	4
NERO	Nero	4
Netscape	Netscape Communicator	4
nomoreforms, inc.	nomoreforms	4
NSCC	Fund/Serve	4
NSCC	IPS	4
Onyx	Onyx	4
OpenText	Hummingbird Exceed	4
OPERA	Opera	4
Patton & Patton Software Corporation	Flow Charting 4 for Windows	4
Paymentech	eCommerce Solutions — (Application — Retained)	4
Paymentech, L.P.	Select Merchant Payment Card Processing ( To be supplied by Symetra )	4
PaymentTech	PaymentTech	4
PeachWare Software	Password Genie	4

Supplier Name	Product Name	Category
Performance Technologies Inc.,	Centerpiece	4
PGP Corporation	PGP	4
PKWARE	ZIP Reader	4
Polysystems, Inc.	Annuity Master	4
Polysystems, Inc.	Life Master	4
Polysystems, Inc.	UL Master	4
Quark	QuarkXPress	4
Red Hat or Open Source	JBoss Application Server	4
Roxio	Easy CD & DVD Creator	4
Roxio	Roxio	4
Sage Software	FAS Asset Accounting	4
SanDisk	U3Launcher	4
Scooter Software	Beyond Compare	4
Sharebuilder Corp	Sharebuilder (formerly Netstock)	4
Shareware/Freeware/Open Source products	Click’N Design 3D	4
Shareware/Freeware/Open Source products	CommandBurner	4
Shareware/Freeware/Open Source products	Core FTP LE	4
Shareware/Freeware/Open Source products	DeepBurner	4
Shareware/Freeware/Open Source products	DesignPro	4
Shareware/Freeware/Open Source products	EDGARLink	4
Shareware/Freeware/Open Source products	FileZilla	4
Shareware/Freeware/Open Source products	FileZilla Server	4
Shareware/Freeware/Open Source products	Hardcopy	4
Shareware/Freeware/Open Source products	Jxplorer	4
Shareware/Freeware/Open Source products	LeechFTP	4
Shareware/Freeware/Open Source products	MetaEdit	4
Shareware/Freeware/Open Source products	Mr. Snappy	4
Shareware/Freeware/Open Source products	MWSnap	4

Supplier Name	Product Name	Category
Shareware/Freeware/Open Source products	NIOC Service	4
Shareware/Freeware/Open Source products	PDFCreator	4
Shareware/Freeware/Open Source products	PDFLib	4
Shareware/Freeware/Open Source products	PDF-Xchange	4
Shareware/Freeware/Open Source products	PrimoPDF	4
Shareware/Freeware/Open Source products	PrintCommander	4
Shareware/Freeware/Open Source products	PrintKey2000	4
Shareware/Freeware/Open Source products	PureEdge Viewer	4
Shareware/Freeware/Open Source products	SMART Board software	4
Shareware/Freeware/Open Source products	SmartFTP	4
Shareware/Freeware/Open Source products	SnagIt	4
Shareware/Freeware/Open Source products	SnapShot Express	4
Shareware/Freeware/Open Source products	Softerra LDAP Browser	4
Shareware/Freeware/Open Source products	SolidConverterPDF	4
Shareware/Freeware/Open Source products	Stuffit	4
Shareware/Freeware/Open Source products	Stylus Studio 2007 XML Enterprise Suite	4
Shareware/Freeware/Open Source products	Swift 3D	4
Shareware/Freeware/Open Source products	Symtrax — Compleo Explorer 3	4
Shareware/Freeware/Open Source products	Synthis Process Modeler	4
Shareware/Freeware/Open Source products	TIFFSurfer	4
Shareware/Freeware/Open Source products	Trillian	4

Supplier Name	Product Name	Category
Shareware/Freeware/Open Source products	URL Assistant	4
Shareware/Freeware/Open Source products	VNC	4
Shareware/Freeware/Open Source products	Volo View Express	4
Shareware/Freeware/Open Source products	WinRAR archiver	4
Snap Surveys	Snap!	4
Software995	OmniFormat	4
Software995	PDF995	4
Software995	PDFEdit995	4
Sonic	Sonic	4
SourceForge	Source Offsite (Application Tool — Retained)	4
Sowedoo	Easy PDF Converter Professional	4
Sun	Java Runtime Environment	4
SunGard	EAS (Application — Retained)	4
Sungard (formerly FDP)	Pension Administration Recordkeeping Investment System (PARIS)	4
SunGard Systems International	CDS	4
Symetra	entBaseServices	4
TechSmith Corporation	Camtasia	4
Thales ATM GmbH	GBAS	4
Thoughworks	CruiseControl.NET	4
Trilogy Consulting Group	Trilogy Claims Administrative Handbook	4
Tritech Software	Premium Pro	4
Filmore	Fillmore Application Framework	4
Filmore	Fillmore BPI Wrapper	4
Insmark	InsMark PDF Creator	4
Inapplicable	Literature	4
Inapplicable	Loan Mortgage Services	4
Inapplicable	Loan Payment Estimate	4
Inapplicable	QuickStaff	4
Tableau	Tableau Desktop	4
DST	TRAC 2000 PLAN (TRAC Desktop Plan)	4
Stoneriver	Tracker	4
Stoneriver	Unclaimed Property Reporting System	4
US Bank	US Bank CD Viewer	4
Veritas	Veritas RecordNow	4
WebEx	WebEx	4
Winzip Computing (Corel)	Winzip	4

Supplier Name	Product Name	Category
ZBSoft	Flash Saver Maker	4
ZBSoft	Flash Video Exporter	4
IBM	InfoPrint Manager	4
ACS	MCP2	1
ACS	WEBDE	1
SimpleSoftware	TwainScan	4
SUN	DocuSP	4
Aspose	Aspose.Total.For.Net	4
Kofax	Kofax Capture	4
ACS	i-Star Portal	5
Symetra	COP (Control Online Processing for IMS)	6
Symetra	DATA SHARING FACILITY [app only — no data]	6
Symetra	Utility Systems (UTY, LUT)	6
Symetra	Automated Library Management (ALM)	6
Symetra	Data Security System	6
Symetra	Help System (Online IMS)	6
Symetra	JCL Cross-Reference (ISPF A.JO)	6
Symetra	Oncall Dialog (ISPF J.O)	6
Symetra	RESTORE Dataset Dialog (ISPF D.R)	6
Symetra	RUNBOOKS (ISPF J.R)	6
Symetra	SFS (Screen Formatting Service)	6
Symetra	TIME SHARING OPTION SUPPORT [logon procs]	6
Symetra	TMS (Table Management System)	6